united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22808

PREDEX

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Michael Achterberg, PREDEX

222 North Pacific Coast Hwy, Suite 2000, El Segundo, CA 90245

(Name and address of agent for service)

Registrant's telephone number, including area code: 949-336-3445

Date of fiscal year end: 3/31

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2023

INVESTOR INFORMATION: (877) 940-7202

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of PREDEX. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Fellow Shareholders,

We are pleased to provide you with the PREDEX (the “Fund”) semi-annual report for the period ending September 30, 2023. We have continued to utilize a low-cost, diversified approach to investing in the flagship U.S. core property funds managed by the leading institutional real estate sponsors. The Fund is invested in 25 private and non-listed institutional real estate funds totaling $293 billion in more than 4,200 properties.

The Fund recently changed its fiscal year-end to March 31 for efficiency considerations. The Fund’s last annual report was for the year ended April 30, 2023. This semi-annual report is for the subsequent five-month period ended September 30, 2023 (the “Reporting Period”). The next annual report will be for the eleven months ending March 31, 2024.

Diversification to Other Major Asset Classes

Since its inception the Fund has experienced minimum volatility relative to other major asset classes and generated a much higher risk-adjusted return (Sharpe Ratio).

For the period from July 1, 2016 (inception) through September 30, 2023

	Annualized	Annualized	Sharpe	Maximum
	Return	Std Dev	Ratio	Drawdown
PREDEX (Class I)	+ 4.43%	1.33%	2.45	-14.96%	9/29/23
Bloomberg U.S. Aggregate Bond Index	- 0.02%	5.70%	-0.39	-18.41%	10/24/22
S&P 500 Index	+ 12.37%	22.85%	0.75	-33.79%	3/23/20
MSCI U.S. REIT Index	+ 2.32%	26.82%	0.17	-44.03%	3/23/20

The Fund’s ability to be a potentially ideal portfolio diversifier to these major asset classes is further demonstrated by the non-correlation of its daily returns over the last five years.

Correlation of Daily Returns (5 Years)

No amount of diversification or correlation can ensure profits or prevent losses.

Letter to Shareholders (Unaudited)

Market Review

Heading into the Reporting Period, it seemed the only worry on investors’ minds was inflation, and more importantly the Federal Reserve’s actions to combat inflation. While that worry was certainly warranted and the Fed did in fact take rates higher (currently at 5.25% - 5.50%), progress has been made on the inflation front. By almost all measures including Consumer Price Index (CPI) and Personal Consumption Expenditures (PCE), inflation has showed signs of slowing. The one area of the broad economy that has been resilient has been the labor market. However, by the end of the Reporting Period, that was also showing signs of weakening with both job growth and wage growth moderating. Moving forward, the Federal Reserve seems to be on hold marking what should be an end to rising rates for this cycle as long as inflation continues in a downward trend.

Commercial real estate has been very resilient but nonetheless declined over the Reporting Period. The declines are primarily a result of cap rates pushing higher due to higher interest rates. Although higher interest rates generally have a negative effect on commercial real estate, operating fundamentals in the current environment remain strong across most property types with the exception of office. We have continued to see above average rent growth in industrial and multi-family (residential) properties, which make up 71% of the portfolio. Additionally, retail properties (7.5% of the portfolio) have also started to experience rent growth as retailers are opening new stores.

As mentioned, office continues to face headwinds, however, makes up just 11.3% of the portfolio. As the return to office has been slower than expected and interest rates have increased, many of the underlying fund managers have significantly written down their office portfolios to reflect this environment. That said, we have seen return to office plans start to take hold and more employees are now required to be back in the office by year-end. It should also be noted that not all office is created equal. Class A office buildings that offer best in class amenities are winning in this environment, experiencing increased leasing activity and, in some cases, increasing rents. Given that our underlying funds predominantly focus on the much more resilient Class A office, we believe the majority of the declines have already been taken in the office properties held within the Fund.

We continue to believe that the Fund provides exposure to the highest quality core commercial real estate in the U.S. The Fund continues to deliver on its goals of low correlation to broader markets, a stable quarterly distribution, and has been a ballast in our investors’ portfolios. Furthermore, it should be highlighted, especially in this environment, that our underlying fund managers utilize very low leverage (~25%) and the majority of their outstanding debt does not mature until after 2026. We believe that if investors are going to own commercial real estate, this is the type of real estate they should want to own.

Manager Discussion of Fund Performance

Across property types, the underlying funds primarily invest in highly amenitized buildings in major metropolitan areas with high quality tenants and longer-term, staggered leases, less subject to near-term fluctuations. We also believe the Fund is well diversified by fund manager, property type, and geography. The majority (~71%) of the Fund is allocated to the industrial and residential property types. These property types have experienced the strongest growth, but more importantly, are also well positioned to benefit from current real estate trends.

Letter to Shareholders (Unaudited)

SECTOR	GEOGRAPHIC
DIVERSIFICATION	DIVERSIFICATION
(unaudited)	(unaudited)

The charts represent the underlying fund holdings. Allocation, Sector and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing losses.

During the five-month period ended September 30, 2023, the Fund’s Class I shares recorded a return of -6.48%. Over this same period, publicly traded equity REITs returned -5.32% (MSCI U.S. REIT Index), the S&P 500 returned +3.57%, and U.S. Bonds returned -4.63% (Bloomberg U.S. Aggregate Bond Index).

The industrial and retail property types were the strongest performers over the last two quarters. Industrial properties (unlevered) experienced a decline of approximately -2.75% during this period while retail properties (unlevered) declined by approximately -2.80%. Multi-family (unlevered) returns were also negative declining by approximately -4.75%. Office continued to decline (unlevered) and experienced negative returns of approximately -12%. Not surprisingly, the underlying funds that were overweighted to the industrial property type were the strongest performers.

We thank you for your investment and continued confidence in the Fund.

Sincerely,

Thomas Miller, CFA	Michael Achterberg, CAIA
CEO and Chief Investment Officer	Senior Portfolio Manager

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 877-940-7202.

The Fund’s investment adviser has contractually agreed to limit its fees and absorb expenses of the Fund until at least August 31, 2024 so that the annual operating expenses (excluding interest and extraordinary expenses) will not exceed 1.10%, 1.35% and 1.35% per annum of the average daily net assets of Class I, Class T and

Letter to Shareholders (Unaudited)

Class W, respectively. Per the Fund’s most recent prospectus, the total expense ratio is 1.71%, 2.11% and 2.11% for Class I, Class T and Class W, respectively.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Indices

Equity REITs are represented by the MSCI U.S. REIT Index, which is a free-float adjusted, market capitalization-weighted index of publicly listed U.S. Equity REITs not designated as Mortgage REITs or selected Specialized REITs.

The S&P 500 Index is an unmanaged index of the 500 largest stocks (in terms of market value), weighted by market capitalization and considered representative of the broad stock market.

US Bonds are represented by the Bloomberg U.S. Aggregate Bond Index, an index of securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Total returns presented assume reinvestment of distributions. Investors are not able to invest directly in the indices referenced in this illustration and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

Definitions

Correlation measures how one investment performs in relation to another, with a coefficient of +1 being a perfect, positive correlation and a coefficient of -1 being a perfect, negative correlation. When two asset classes have a correlation of +1, they will both move up or down by the same amount in the same direction. Conversely, a correlation of -1 indicates that when one asset class moves up or down, the other moves in the opposite direction by the same amount. In general, asset classes with a correlation less than 0.70 or greater than -0.70 are considered to have relatively low correlation. Lower volatility could result in lower returns during certain periods of time.

Maximum drawdown is the maximum decline a security experiences prior to reaching its previous peak.

Sharpe Ratio is a measure of risk-adjusted returns. It is calculated by using standard deviation and excess return (over an annualized risk-free rate) to determine reward per unit of risk. In general, a higher Sharpe Ratio indicates better return for the same risk (or the same return for lower risk).

Standard Deviation is the amount of variance that took place for the designated time period. In general, the higher the standard deviation, the greater the volatility of return.

8238-NLD-12052023

PREDEX
PORTFOLIO REVIEW (Unaudited)
September 30, 2023

The Fund’s performance compared to its benchmarks for the periods ended September 30, 2023:

Since
					Since	Inception
	Five	One	Three	Five	Inception	Class T and
	Months	Year	Year	Year	Class I (1)	Class W (2)
PREDEX:
Class I	- 6.48%	- 14.88%	+ 6.09%	+ 4.46%	+ 4.43%	—
Class W	- 6.57%	- 15.04%	+ 5.94%	+ 4.36%	—	+ 4.62%
Class T – without load	- 6.57%	- 15.04%	+ 5.94%	+ 4.36%	—	+ 4.62%
Class T – with load (3)	- 10.53%	- 18.65%	+ 4.41%	+ 3.46%	—	+ 3.81%
Bloomberg U.S. Aggregate Bond Index	- 4.63%	+ 0.64%	- 5.21%	+ 0.10%	- 0.02%	+ 0.18%
S&P 500 Total Return Index	+ 3.57%	+ 21.62%	+ 10.15%	+ 9.92%	+ 12.37%	+ 10.45%

(1)	Annualized total return since July 1, 2016 when the class commenced operations.

(2)	Annualized total return since March 1, 2018 when the class commenced operations.

(3)	Adjusted for initial maximum sales charge of 4.25%.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities). The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The above table does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month end, please visit www.usq.com/strategies/predex-fund or call 877-940-7202.

Class I and Class W shares are offered at net asset value. Class T shares are offered subject to a maximum load of 4.25% of the offering price. The Fund’s investment adviser has contractually agreed to reduce its fees and absorb expenses of the Fund at least through August 31, 2024 so that the annual operating expenses (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.10%, 1.35%, and 1.35% per annum of the average daily net assets of Class I, Class T, and Class W, respectively. Per the Fund’s most recent prospectus, the total expense ratio is 1.71%, 2.11%, and 2.11% for Class I, Class T and Class W, respectively. Please review the accompanying Financial Highlights and the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

Portfolio Composition as of September 30, 2023 (Unaudited)

Percent of
Net Assets
Real Estate Investment Funds	110.2%
Short-Term Investments	1.6%
Total Investments	111.8%
Liabilities in Excess of Other Assets	(11.8)%
Total Net Assets	100.0%

See the Schedule of Investments for a more detailed account of the Fund’s holdings.

PREDEX
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023

Shares		Fair Value
	REAL ESTATE INVESTMENT FUNDS (110.2%)
	Private Investment Funds (1) (108.4%)
5,934	AEW Core Property (U.S.), LP (2)	$6,490,903
41	ARA Core Property Fund, LP (2)	5,577,983
38,740	Barings Core Property Fund LP (2)	5,132,250
73,964	BGO Daily Value Fund, LP	979,065
2,269	BGO Diversified US Property Fund LP (2)	6,052,158
n/a	BlackRock US Core Property Fund, LP (2)	6,399,193
4,538,926	CBRE U.S. Core Partners, LP	8,012,112
4,253	Clarion Lion Properties Fund, LP (2)	6,969,610
n/a	GWL US Property Fund LP (2)	5,736,028
28	Invesco Core Real Estate - U.S.A., LP (2)	5,711,168
2,305	Invesco U.S. Income Fund, LP (2)	3,798,385
2,066	Lion Industrial Trust (2)	7,732,192
315	Prime Property Fund, LLC (2)	6,437,272
260,067	Principal Enhanced Property Fund, LP (2)	3,576,552
2,707	PRISA LP	5,759,010
1,848	Prologis Targeted U.S. Logistics Fund, LP (2)	5,410,159
44,871	RREEF America II LP (2)	6,235,245
24,825	RREEF Core Plus Industrial Fund LP (2)	5,526,362
61	Sentinel Real Estate Fund, LP (2)	7,161,033
3,572	Smart Markets Fund, LP (2)	6,417,525
4,739	TA Realty Core Property Fund, LP (2)	6,564,063
557	Trumbull Property Fund LP (2)	5,291,496
n/a	US Government Building Fund (2)	5,846,225
	Total Private Investment Funds (Cost $115,670,954)	132,815,989
	Public Non-Traded Funds (1.8%)
134,664	Ares Real Estate Income Trust Inc. (Class I) (2)	1,111,505
84,076	JLL Income Property Trust, Inc. (Class M-I)	1,101,398
	Total Public Non-Traded Funds (Cost $2,052,847)	2,212,903
	TOTAL REAL ESTATE INVESTMENT FUNDS (Cost $117,723,801)	135,028,892

	SHORT-TERM INVESTMENTS (3) (1.6%)
1,312,101	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 5.23%	1,312,101
692,197	Fidelity Investments Money Market Government Portfolio, Class I, 5.23%	692,197
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,004,298)	2,004,298
	TOTAL INVESTMENTS (111.8%) (Cost $119,728,099)	137,033,190
	LIABILITIES IN EXCESS OF OTHER ASSETS (-11.8%)	(14,453,550)
	NET ASSETS (100.0%)	$122,579,640

(1)	Pledged as collateral for borrowings under a line of credit.

(2)	Fair value determined using Level 3 inputs.

(3)	Money market funds; interest rate reflects seven-day effective yield on September 30, 2023.

See Notes to Financial Statements.

PREDEX
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

ASSETS
Investments at fair value (cost $119,728,099)	$137,033,190
Dividends and interest receivable	573,909
Receivable for fund shares sold	25,394
Prepaid expenses and other assets	27,215
Total Assets	137,659,708

LIABILITIES
Line of credit payable	14,875,363
Payable for securities purchased	65,894
Accrued advisory fee	42,400
Distribution fees payable	36
Accrued expenses and other liabilities	96,375
Total Liabilities	15,080,068
Total Commitments and Contingencies (see Note 8)
NET ASSETS	$122,579,640

COMPONENTS OF NET ASSETS
Paid-in capital	$88,783,061
Accumulated earnings	33,796,579
NET ASSETS	$122,579,640

Class I
Net assets	$122,387,437
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,652,528
Net asset value, offering, and redemption price per share	$26.31

Class T
Net assets	$60,498
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,288
Net asset value and redemption price per share	$26.44
Maximum offering price per share (maximum sales charge of 4.25%)	$27.61

Class W
Net assets	$131,705
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,982
Net asset value, offering, and redemption price per share	$26.44

See Notes to Financial Statements.

PREDEX
STATEMENTS OF OPERATIONS

	For the Period
	Ended	For the Year
	September 30,	Ended April 30,
	2023*	2023
	(Unaudited)
INVESTMENT INCOME
Dividend income	$1,695,684	$3,698,632
Interest income	58,735	197,640
Total Investment Income	1,754,419	3,896,272

EXPENSES
Investment advisory fees	293,079	847,963
Distribution fees:
Class T	66	317
Class W	144	387
Interest expense	716,718	914,207
Shareholder service fees	76,561	176,342
Administration fees	56,279	140,817
Transfer agent fees	38,245	86,423
Trustees fees	31,210	86,132
Legal fees	30,571	66,872
Audit and tax fees	26,069	62,250
Printing fees	24,431	60,566
Fund accounting fees	20,443	49,168
Registration fees	17,557	42,451
Professional fees	16,396	38,837
Custodian fees	8,823	19,843
Insurance fees	5,852	14,220
Miscellaneous expenses	3,732	9,464
Total Expenses	1,366,176	2,616,259
Advisory fees waived by Advisor	(63,378)	(6,527)
Net Expenses	1,302,798	2,609,732
Net Investment Income	451,621	1,286,540

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,145,508	1,737,951
Net change in unrealized appreciation on investments	(10,113,291)	(9,943,020)
Net Realized and Unrealized Loss on Investments	(8,967,783)	(8,205,069)
Net Decrease in Net Assets Resulting from Operations	$(8,516,162)	$(6,918,529)

*	For the period May 1, 2023 to September 30, 2023

See Notes to Financial Statements.

PREDEX
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2023 *	April 30, 2023	April 30, 2022
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$451,621	$1,286,540	$1,554,167
Net realized gain on investments	1,145,508	1,737,951	8,224,092
Net change in unrealized appreciation on investments	(10,113,291)	(9,943,020)	30,423,723
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,516,162)	(6,918,529)	40,201,982

DISTRIBUTIONS TO SHAREHOLDERS
Class I:
From distributable earnings	(2,714,446)	(3,136,942)	(1,243,192)
From return of capital	—	(3,465,318)	(5,529,073)
Class T:
From distributable earnings	(1,333)	(2,437)	(596)
From return of capital	—	(2,842)	(3,793)
Class W:
From distributable earnings	(2,938)	(2,954)	(782)
From return of capital	—	(3,470)	(4,942)
Total Distributions to Shareholders	(2,718,717)	(6,613,963)	(6,782,378)

BENEFICIAL INTEREST TRANSACTIONS
Class I:
Proceeds from shares issued	4,255,020	16,766,266	21,118,782
Distributions reinvested	350,516	1,016,165	1,047,361
Payments for shares redeemed	(2,315,717)	(30,573,037)	(64,394,457)
Class T:
Distributions reinvested	1,333	5,279	4,389
Payments for shares redeemed	—	(55,785)	—
Class W:
Distributions reinvested	686	1,465	1,442
Payments for shares redeemed	—	—	(8,372)
Total Beneficial Interest Transactions	2,291,838	(12,839,647)	(42,230,855)
Decrease in Net Assets	(8,943,041)	(26,372,139)	(8,811,251)

NET ASSETS
Beginning of period	131,522,681	157,894,820	166,706,071
End of period	$122,579,640	$131,522,681	$157,894,820

SHARE ACTIVITY
Class I:
Shares issued	154,553	530,056	754,449
Shares reinvested	12,773	32,605	38,382
Shares redeemed	(84,484)	(981,884)	(2,312,762)
Net increase (decrease) in shares of beneficial interest outstanding	82,842	(419,223)	(1,519,931)
Class T:
Shares reinvested	48	169	157
Shares redeemed	—	(1,924)	—
Net increase (decrease) in shares of beneficial interest outstanding	48	(1,755)	157
Class W:
Shares reinvested	25	47	52
Shares redeemed	—	—	(282)
Net increase (decrease) in shares of beneficial interest outstanding	25	47	(230)

*	For the period May 1, 2023 to September 30, 2023

See Notes to Financial Statements.

PREDEX
STATEMENTS OF CASH FLOWS

	For the Period
	Ended	For the Year
	September 30,	Ended April
	2023*	30, 2023
	(Unaudited)
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(8,516,162)	$(6,918,529)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of real estate investments	(2,443,906)	(10,397,377)
Proceeds from sales	4,487,898	8,060,758
Long term capital gain distributions received	—	264,907
Return of capital distributions received	—	241,896
Net sales of short term investments	6,580,073	(3,254,572)
Net realized gain on investments	(1,145,508)	(1,737,951)
Net change in unrealized appreciation on investments	10,113,291	9,943,020
(Increase)/Decrease in assets:
Dividends and interest receivable	(177,138)	(52,127)
Prepaid expenses and other assets	(1,067)	(2,670)
Increase/(Decrease) in liabilities:
Accrued advisory fee	(12,440)	(16,506)
Payable for securities purchased	65,894	—
Distribution fees payable	(12)	(5)
Accrued expenses and other liabilities	(37,222)	(16,100)
Net cash provided by (used in) operating activities	8,913,701	(3,885,256)

Cash Flows from Financing Activities
Proceeds from shares issued (net of change in receivable for fund shares sold)	4,246,661	16,751,306
Payments for shares redeemed	(2,315,717)	(30,628,822)
Proceeds from line of credit (including accrued interest)	6,430,238	28,714,207
Repayment of borrowings	(15,269,082)	(5,000,000)
Distributions paid (net of reinvestments)	(2,366,182)	(5,591,054)
Net cash provided by (used in) financing activities	(9,274,082)	4,245,637

Net increase (decrease) in cash	(360,381)	360,381
Cash at beginning of period	360,381	—
Cash at end of period	$—	$360,381

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestment of distributions	$352,535	$1,022,909
Cash paid for interest	$716,718	$914,207

*	For the period May 1, 2023 to September 30, 2023

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class I
	For the		For the	For the	For the	For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		April 30,	April 30,	April 30,	April 30,	April 30,
	2023*		2023	2022	2021	2020	2019
	(Unaudited)
Net Asset Value, Beginning of Period	$28.74		$31.59	$25.58	$26.07	$26.28	$26.10
From Operations:
Net investment income (a)	0.10		0.26	0.27	0.30	0.41	0.48
Net gain (loss) from investments (both realized and unrealized)	(1.94)		(1.77)	6.93	0.29	0.49	0.80
Total from operations	(1.84)		(1.51)	7.20	0.59	0.90	1.28
Less Distributions:
From distributable earnings	(0.59)		(0.64)	(0.22)	(0.45)	(0.19)	(0.02)
From return of capital	—		(0.70)	(0.97)	(0.63)	(0.92)	(1.08)
Total distributions	(0.59)		(1.34)	(1.19)	(1.08)	(1.11)	(1.10)
Net Asset Value, End of Period	$26.31		$28.74	$31.59	$25.58	$26.07	$26.28

Total Return (b)	(6.48	)% (f)	(5.05)%	28.88%	2.40%	3.48%	5.01%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$122,387		$131,315	$157,612	$166,475	$213,397	$183,803
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement/recoupment	2.56	% (e)	1.70%	1.32%	1.33%	1.02%	n/a
after reimbursement/recoupment	2.44	% (e)	1.69%	1.32%	1.43%	1.16%	n/a
Ratio of expenses to average net assets, excluding interest expense (c):
before reimbursement/recoupment	1.22	% (e)	1.11%	1.08%	1.00%	0.97%	1.10%
after reimbursement/recoupment	1.10	% (e)	1.10%	1.08%	1.10%	1.11%	1.16%
Ratio of net investment income to average net assets (c) (d)	0.84	% (e)	0.84%	0.98%	1.18%	1.57%	1.81%
Portfolio turnover rate	2	% (f)	5%	3%	11%	5%	0%

*	For the period May 1, 2023 to September 30, 2023.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any. Had the advisor not recouped historically waived fees or absorbed a portion of the expenses, total return would have been higher and lower, respectively.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class T
	For the		For the	For the	For the	For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		April 30,	April 30,	April 30,	April 30,	April 30,
	2023*		2023	2022	2021	2020	2019
	(Unaudited)
Net Asset Value, Beginning of Period	$28.91		$31.78	$25.70	$26.14	$26.29	$26.09
From Operations:
Net investment income (a)	0.07		0.22	0.24	0.29	0.41	0.58
Net gain (loss) from investments (both realized and unrealized)	(1.95)		(1.79)	6.97	0.29	0.48	0.66
Total from operations	(1.88)		(1.57)	7.21	0.58	0.89	1.24
Less Distributions:
From distributable earnings	(0.59)		(0.60)	(0.16)	(0.39)	(0.12)	(0.02)
From return of capital	—		(0.70)	(0.97)	(0.63)	(0.92)	(1.02)
Total distributions	(0.59)		(1.30)	(1.13)	(1.02)	(1.04)	(1.04)
Net Asset Value, End of Period	$26.44		$28.91	$31.78	$25.70	$26.14	$26.29

Total Return (b)	(6.57	)% (f)	(5.18)%	28.72%	2.35%	3.46%	4.84%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$60		$65	$127	$99	$96	$93
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement	2.68	% (e)	1.85%	1.46%	1.48%	1.16%	n/a
after reimbursement	2.68	% (e)	1.85%	1.46%	1.48%	1.16%	n/a
Ratio of expenses to average net assets, excluding interest expense (c):
before reimbursement	1.33	% (e)	1.24%	1.22%	1.15%	1.11%	1.20%
after reimbursement	1.33	% (e)	1.24%	1.22%	1.15%	1.11%	1.19%
Ratio of net investment income to average net assets (c) (d)	0.62	% (e)	0.69%	0.84%	1.13%	1.57%	2.19%
Portfolio turnover rate	2	% (f)	5%	3%	11%	5%	0%

*	For the period May 1, 2023 to September 30, 2023.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any. Had the advisor not absorbed a portion of the expenses, total return would have been lower.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized

(f)	Not annualized

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class W
	For the		For the	For the	For the	For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		April 30,	April 30,	April 30,	April 30,	April 30,
	2023*		2023	2022	2021	2020	2019
	(Unaudited)
Net Asset Value, Beginning of Period	$28.91		$31.78	$25.70	$26.14	$26.29	$26.09
From Operations:
Net investment income (a)	0.07		0.22	0.24	0.29	0.39	0.47
Net gain (loss) from investments (both realized and unrealized)	(1.95)		(1.79)	6.97	0.29	0.50	0.77
Total from operations	(1.88)		(1.57)	7.21	0.58	0.89	1.24
Less Distributions:
From distributable earnings	(0.59)		(0.60)	(0.16)	(0.39)	(0.12)	(0.02)
From return of capital	—		(0.70)	(0.97)	(0.63)	(0.92)	(1.02)
Total distributions	(0.59)		(1.30)	(1.13)	(1.02)	(1.04)	(1.04)
Net Asset Value, End of Period	$26.44		$28.91	$31.78	$25.70	$26.14	$26.29

Total Return (b)	(6.57	)% (f)	(5.18)%	28.72%	2.35%	3.46%	4.84%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$132		$143	$156	$132	$136	$26
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement	2.68	% (e)	1.85%	1.46%	1.49%	1.18%	n/a
after reimbursement	2.68	% (e)	1.85%	1.46%	1.49%	1.18%	n/a
Ratio of expenses to average net assets, excluding interest expense (c):
before reimbursement	1.33	% (e)	1.24%	1.22%	1.15%	1.12%	1.32%
after reimbursement	1.33	% (e)	1.24%	1.22%	1.15%	1.12%	1.29%
Ratio of net investment income to average net assets (c) (d)	0.63	% (e)	0.69%	0.84%	1.13%	1.49%	1.77%
Portfolio turnover rate	2	% (f)	5%	3%	11%	5%	0%

*	For the period May 1, 2023 to September 30, 2023.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any. Had the advisor not absorbed a portion of the expenses, total return would have been lower.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invest

(e)	Annualized

(f)	Not annualized

See Notes to Financial Statements.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)
September 30, 2023

(1) ORGANIZATION

PREDEX (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified, engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value. The primary investment objective of the Fund is to seek consistent current income while secondarily seeking long-term capital appreciation with moderate volatility. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund was organized as a statutory trust on February 5, 2013 under the laws of the State of Delaware. On August 1, 2022, Union Square Capital Partners, LLC commenced service as the Fund’s investment advisor (the “Advisor”). PREDEX Capital Management, LLC (the “Prior Advisor”) previously served as the investment advisor since the Fund’s inception.

The Fund currently offers Class I, Class T, and Class W shares. The Fund commenced operations July 1, 2016 with a single class of shares which was renamed Class I on March 1, 2018. Class T and Class W shares commenced operations on March 1, 2018. Class T shares are offered at net asset value plus a maximum sales charge of 4.25%. Class I and Class W shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Effective July 25, 2023, the Fund approved changing its fiscal year-end from April 30 to March 31 for operational efficiencies.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Board of Trustees (the “Board”) has adopted procedures pursuant to which the Fund will value its portfolio investments (the “Valuation Procedures”). In accordance with the Valuation Procedures, the Fund’s securities for which market quotations are readily available are valued at market value. Other securities are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee to perform fair value determinations relating to all portfolio investments. The Fund uses fair valuation procedures to value a substantial portion of its assets. The Fund uses the fair value of a security to calculate its net asset value (“NAV”) when, for example (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

in significant volume for a substantial period; or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate. Short-term investments having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, which approximates fair value.

Valuation of Private Investment Funds – The Fund invests a significant portion of its assets in Private Investment Funds (each a “Private Fund”, and collectively, the “Private Funds”). The Private Funds measure their real estate investments at fair value, which is equivalent to investment company reporting, and report a NAV per share on typically a calendar quarter basis. The Fund estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark, based upon publicly available data that is not internally developed, that the Fund has deemed to be representative of the entire Private Fund market. Accordingly, these investments are listed as Level 3 in the fair value hierarchy table. Further refinement may be made to the fair value of a Private Fund which either provides insight into its daily valuation or demonstrates persistently different performance. If an underlying fund manager reports the NAV per share (or its equivalent) to the Fund on a daily basis, then that unadjusted NAV per share is used to value the investment. Use of a NAV per share is commonly used as an acceptable valuation technique for investments in private investment companies, and is referred to as the “practical expedient” by ASC 820 Fair Value Measurement.

Fair Value Process – The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, and credit quality.

The values assigned to fair valued investments will be based on available information and will not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for the Fund’s assets and liabilities measured at fair value. Certain private investment funds with a combined total value of $14,750,187 are fair valued daily using the NAV per share (or its equivalent) practical expedient and are listed in a separate column.

				Investments
				Valued at Net
Investments*	Level 1	Level 2	Level 3	Asset Value**	Total Value
Real Estate Investment Funds	$1,101,398	$—	$119,177,307	$14,750,187	$135,028,892
Short-Term Investments	2,004,298	—	—	—	2,004,298
	$3,105,696	$—	$119,177,307	$14,750,187	$137,033,190

*	Refer to the Schedule of Investments for a more detailed account of the Fund’s holdings.

**	Investment valued using the NAV per share practical expedient. In accordance with Topic 820, these investments are excluded from the fair value.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, or Level 3 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Level 3
Investments
Beginning balance	$129,340,194
Cost of purchases	2,443,906
Change in unrealized appreciation	(9,342,406)
Proceeds from sales	(4,407,298)
Realized gain (loss)	1,142,911
Net transfers in/out of Level 3	—
Ending balance	$119,177,307

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

Federal Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for open tax years ended 2021 through 2023 or expected to be taken in the Fund’s April 30, 2024 year-end tax return. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after filing.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3) INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to a management agreement with the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.55% of the average daily net assets of the Fund. For the five-month period May 1, 2023, through September 30, 2023, the Advisor earned advisory fees of $293,079.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least through August 31, 2024 so that Net Annual Operating Expenses (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.10%, 1.35%, and 1.35% per annum of the average daily net assets of Class I, Class T, and Class W, respectively.

The Agreement allows the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the expense limitation at that time. The amount that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under the Agreement, the Advisor can only recover such amounts for a period of up to three years subsequent to the time fees were waived or reimbursed by the Advisor. As of September 30, 2023, the amount recoverable by the Advisor under the Agreement was $69,905, which consists of $6,527 and $63,378 that are recoverable by April 30, 2026 and September 30, 2026, respectively.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

Northern Lights Distributors, LLC (the “Distributor”) is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Fund’s Board of Trustees (the “Board”) has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”), under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to Class I, Class T, and Class W shares, respectively, for such services. The Fund incurred shareholder servicing fees for Class I totaling $176,342 for the year ended April 30, 2023, and $76,561 for the five months ended September 30, 2023. The Class T and Class W shares pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class T and Class W shares. Under the Distribution Plans, the Fund pays 0.25% per year of its average daily net assets for such services for Class T and Class W shares, respectively. For the five month period ended September 30, 2023, the Fund incurred distribution fees of $66 and $144 for Class T and Class W shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

(4) INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the five month period ended September 30, 2023 amounted to $2,443,906 and $4,487,898, respectively.

(5) AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments for federal income tax purposes, and its respective unrealized appreciation and depreciation at September 30, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$102,874,513	$35,648,659	$(1,868,918)	$33,779,741

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

(6) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2023	April 30, 2022
Long-Term Capital Gain	$3,142,333	$1,244,570
Return of Capital	3,471,630	5,537,808
	$6,613,963	$6,782,378

As of April 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Post October			Total
Long-Term	Loss and Late	Other Book/Tax	Net Unrealized	Accumulated
Gains	Year Loss	Differences	Appreciation	Earnings
$1,919,940	$(733,771)	$(47,743)	$43,893,032	$45,031,458

The difference between book basis and tax basis accumulated net investment income/loss and unrealized appreciation from investments is primarily attributable to the tax adjustments for partnerships and amortization of certain organization costs for tax purposes.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $733,771.

For the year ended April 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Accumulated Earnings
$(1,183,284)	$1,183,284

(7) REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

During the five-month period ended September 30, 2023, the Fund completed one repurchase offer. In that offer, the Fund offered to repurchase at least 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase
Offer # 1
Commencement Date	6/29/2023
Repurchase Request Deadline	7/21/2023
Repurchase Pricing Date	7/21/2023
Amount Repurchased:
Class I	$2,315,717
Class T	—
Class W	—

(8) COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, the Fund had no unfunded commitment amount which had not yet been called for investment.

Initial
Acquisition			Redemption	Unfunded
Date	Value	Real Estate Investment Funds	Frequency	Commitments
7/01/2016	$6,490,903	AEW Core Property (U.S.), LP	Quarterly	—
8/01/2016	5,577,983	ARA Core Property Fund, LP	Quarterly	—
10/02/2017	1,111,505	Ares Real Estate Income Trust Inc.	Monthly	—
7/01/2016	5,132,250	Barings Core Property Fund LP	Quarterly	—
10/01/2018	979,065	BGO Daily Value Fund, LP	Daily	—
4/01/2017	6,052,158	BGO Diversified US Property Fund LP	Quarterly	—
4/01/2017	6,399,193	BlackRock US Core Property Fund, LP	Quarterly	—
7/01/2017	8,012,112	CBRE U.S. Core Partners, LP	Quarterly	—
4/01/2017	6,969,610	Clarion Lion Properties Fund, LP	Quarterly	—
4/01/2017	5,736,028	GWL US Property Fund LP	Quarterly	—
4/01/2017	5,711,168	Invesco Core Real Estate - U.S.A., LP	Quarterly	—
4/01/2019	3,798,385	Invesco U.S. Income Fund, LP	Quarterly	—
8/02/2016	1,101,398	JLL Income Property Trust, Inc.	Daily	—
7/01/2020	7,732,192	Lion Industrial Trust	Quarterly	—
7/01/2019	6,437,272	Prime Property Fund, LLC	Quarterly	—
7/01/2019	3,576,552	Principal Enhanced Property Fund, LP	Quarterly	—
4/01/2017	5,759,010	PRISA LP	Quarterly	—
4/01/2017	5,410,159	Prologis Targeted U.S. Logistics Fund, LP	Quarterly	—
7/01/2017	6,235,245	RREEF America II LP	Quarterly	—
10/01/2018	5,526,362	RREEF Core Plus Industrial Fund LP	Quarterly	—
4/11/2017	7,161,033	Sentinel Real Estate Fund, LP	Daily	—
4/01/2017	6,417,525	Smart Markets Fund, LP	Quarterly	—
7/01/2022	6,564,063	TA Realty Core Property Fund, LP	Quarterly	—
4/01/2017	5,291,496	Trumbull Property Fund LP	Quarterly	—
4/01/2017	5,846,225	US Government Building Fund	Quarterly	—
	$135,028,892			$0

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2023

While redemptions can be requested at the frequency listed in the above table, there is no guarantee the Fund will be paid all or any of a redemption amount at the time requested. Each of the above investment funds can suspend redemptions if its respective Board deems it in the best interest of its shareholders.

(9) REVOLVING CREDIT FACILITIES

Effective September 30, 2022, the Fund renewed a secured $25 million line of credit through Credit Suisse for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings. Borrowings under the arrangement bore interest at the 3-month SOFR plus 2.35% at the time of borrowing. Borrowings under the arrangement previously bore interest at the 3-month LIBOR plus 2.35%. An unused commitment fee rate equal to 0.775% remained unchanged. As collateral for borrowings under the line of credit, the Fund granted Credit Suisse a first position security interest in and lien on the securities held by the Fund in a collateral account.

Effective May 5, 2023, the Fund entered into a secured $25 million line of credit with Royal Bank of Canada (“RBC”). Borrowings under the arrangement bear interest at the 3-month SOFR plus 1.75% at the time of borrowing. As collateral for borrowings under the line of credit, the Fund grants RBC a first position security interest in and lien on the securities held by the Fund in a collateral account. The Fund’s credit facility with Credit Suisse was terminated that day in conjunction therewith. The Fund no longer has any outstanding obligations under the Credit Suisse arrangement as of the date of termination. As of September 30, 2023, all the Fund’s Private Investment Funds with a total fair value of $132,815,989 were pledged as collateral.

During the five-month period ended September 30, 2023, the Fund incurred $716,718 of interest expense related to the borrowings and unused commitment fees, which is included in the interest expense in the Statement of Operations. Average borrowings and the average interest rate for the days the line of credit was outstanding during the five-month period ended September 30, 2023 were $17,452,888 and 7.05%, respectively. As of September 30, 2023, the Fund had $14,875,363 in outstanding borrowings with an effective interest rate of 7.14%. The largest amount outstanding during the five-month period ended September 30, 2023 was $23,734,481.

(10) SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no subsequent events or transactions occurred requiring adjustment or disclosure in these financial statements.

PREDEX

Board Consideration, Deliberations and Approval of Renewal of Investment Advisory Agreement

At a meeting held on September 14, 2023, the Board of Trustees (the “Board”) which is composed entirely of trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of PREDEX (the “Fund”), considered the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Union Square Capital Partners, LLC (the “Adviser”). Following its review and consideration, the Board determined that continuance was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreement for an additional one-year term.

Background

In advance of the meeting, the Board requested and received from the Adviser information about the Fund and the Advisory Agreement. The materials, among other things, included information about the Adviser’s organization; information regarding the background and experience of relevant personnel providing services to the Fund; information about the Adviser’s investment policies and procedures; information comparing the investment advisory fee and total expenses of the Fund to those of a group of comparable funds (the “Peer Group”); and information comparing the performance of the Fund with returns of certain broad-based market indexes, and the Peer Group during various periods; information regarding the profitability of the Adviser’s overall relationship with the Fund. The Board also received a memorandum from independent legal counsel outlining the legal standards under the 1940 Act and other applicable law for their consideration of the proposed continuance of the Advisory Agreement. In addition, as an element of its collective deliberations, the Board considered information reviewed by the Board at other Board and Board committee meetings since the last review of the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board was based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services

The Board reviewed the Adviser’s Form ADV Part 1 and noted that the Adviser made revisions to its compliance manual and code of ethics in response to SEC rules. The Board noted that the Adviser served as the investment adviser to the Fund since August 2022. The Board reviewed the key personnel servicing the Fund and noted that, as a result of the Adviser’s addition of a second client, there was addition of personnel including a senior portfolio manager and an investment analyst. The Board considered the responsibilities of the Adviser’s established investment committee, which included, among other things, setting overall investment policies and strategies of the Adviser and evaluating the investment performance of the Fund and overseeing the activities of the portfolio managers. The Board noted that the research of potential investments were conducted by the management team with support from other employees, including operations and compliance. The Board reviewed the Adviser’s investment processes for the Fund, which included research and ongoing monitoring and review. The Board commented on the Adviser’s practices for monitoring compliance with the Fund’s investment limitations, which included daily internal spreadsheets to monitor quantitative investment limitations and periodic compliance reports and checklists that were prepared by the Fund’s administrator. The Board noted that there were no material compliance issues for the Fund in since the Adviser began serving the Fund and that the Adviser had not been subject to any litigation, formal or informal investigation or administrative proceedings during the last 24 months. The Board noted that the Adviser did not currently invest in publicly traded securities or use broker-dealers and reviewed the Adviser’s policies relating to best execution and broker-dealers selection if the Adviser were to invest in publicly traded securities. The Board reviewed the Adviser’s plans to ensure business continuity, including succession plans for key personnel and disaster recovery plans for temporary and longer-term events. The Board noted the Adviser’s strengthened investment and operations teams, providing additional capacity and redundancy. The Board also considered favorably the financial support commitment from the Adviser’s ultimate parent entity, which tempers concerns with the Adviser’s operating losses. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services to be provided by the Adviser to the Fund were satisfactory.

Performance

The Board reviewed the performance of the Fund, as measured by Class I Shares for the 1-year, 3-year, 5-year, and since-inception periods ended June 30, 2023 as compared to its benchmarks (S&P 500 TR Index, Bloomberg U.S. Aggregate Bond Index TR, and MSCI U.S. REIT GR Index) and a peer group of similar funds. The Board acknowledged that the Adviser had only been advising the Fund for about a year but that one of the current portfolio managers was a portfolio manager for the Fund since its inception. The Board reviewed the Adviser’s process of identifying the peer group and acknowledged the Adviser’s assertion that it was challenging to find comparable peer group funds. The Board noted that the Fund underperformed the S&P 500 TR Index for the periods above, but was mixed versus the Bloomberg U.S. Aggregate Bond Index and the MSCI U.S. REIT GR Index. The Board also noted that some underperformance was largely attributed to Fund fees and expenses and that benchmark indexes were helpful but not perfectly aligned with the Fund’s asset composition. The Board compared the Fund’s returns for the 1-year, 3-year, 5-year and since inception periods ended June 30, 2023 to the Fund’s peer group, noting that the Fund outperformed certain funds in the peer group over various measurement periods. The Board noted that it is primarily focused on long-term performance and concluded that the Fund’s performance was acceptable.

Fees

The Board noted that the Fund’s management fee was 0.55%. The Board compared the Fund’s management fee and Class I net expense ratio with its peer group and noted that its management fee was the lowest among its peer group. The Board noted that the Fund’s Class I net expense ratio was below the median of its peer group. The Board also noted Class T and W shares net expense ratio was within the range of the peer group. The Board reviewed the share class expenses for the Class I shares against the share class of the peer group which most resembled the shares. The Board noted that the Adviser agreed to maintain the existing expense limitation agreement for the Fund. The Board concluded that the advisory fee payable to the Adviser and share class expenses were not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser for the Fund. The Board observed that the Adviser was operating at a loss for the Fund. The Board determined that excessive profitability was not an issue for the Adviser with respect to the Fund as this time.

Economies of Scale

With respect to economies of scale, the Board noted that the investment advisory agreement related to the Fund does not have breakpoints. The Board acknowledged the Adviser’s assertion that it would assess ways to realign the fee schedule for the Fund as asset grow and empirical experience informs any realization of economies of scale. The Board considered the Fund’s low management fee compared to its peer group and noted that it may achieve the same goal of passing through economies of scale as might be achieved by using breakpoints through reliance on its lower fixed rate management fee. The Board agreed to monitor and revisit the issue for the Fund at the appropriate time.

Conclusion

Having requested and received such information from the Adviser that the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

PREDEX
ADDITIONAL INFORMATION (Unaudited)
September 30, 2023

Change in Independent Registered Public Accounting Firm

On July 25, 2023, RSM US LLP (“RSM”) was not re-appointed as the independent registered public accounting firm of PREDEX (the “Fund”). The Audit Committee of the Board of Trustees approved the replacement of RSM in order to consolidate audit providers across the family of funds.

The report of RSM on the financial statements of the Fund for the two fiscal years ended April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended April 30, 2023 and during the subsequent interim period through June 29, 2023: (i) there were no disagreements between the registrant and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that RSM furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

On July 25, 2023, the Audit Committee of the Board of Trustees also approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm for the 2024 fiscal year.

During the two fiscal years ended April 30, 2023, and during the subsequent interim period through July 25, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

PRIVACY NOTICE

FACTS	WHAT DOES PREDEX DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons PREDEX chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does PREDEX share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-940-7202

Who we are
Who is providing this notice?	PREDEX
What we do
How does PREDEX protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PREDEX collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ PREDEX does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ PREDEX does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ PREDEX doesn’t jointly market.

Investment Advisor
Union Square Capital Partners, LLC
235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling (877) 940-7202 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling (877) 940-7202.

PREDEX

Union Square Capital Partners, LLC
235 Whitehorselane, Suite 200
Kennett Square, PA 19348

To learn more about PREDEX or for any general inquiries, contact us.
Phone: 949-336-3445

PREDEX-SAR24

(b) Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Ex-99. Change in Registrant’s Independent Public Accountant.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PREDEX

By (Signature and Title)

/s/ Thomas E. Miller

Thomas E. Miller, Principal Executive Officer/President

Date 12/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Thomas E. Miller

Thomas E. Miller, Principal Executive Officer/President

Date 12/7/23

By (Signature and Title)

/s/ Michael D. Achterberg

Michael D. Achterberg, Principal Financial Officer/Treasurer

Date 12/7/23